UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 30, 2015

Griffin-American Healthcare REIT III, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55434	46-1749436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
As previously reported in our Current Report on Form 8-K filed on March 19, 2015, we, through GAHC3 Nebraska Senior Housing Portfolio, LLC, our wholly-owned subsidiary, entered into an asset purchase agreement, or the Purchase Agreement, with Dial-Ridgewood Senior Living, L.L.C. and Silvercrest Fountain View Independent Living L.P., or collectively, the Seller, unaffiliated third parties, to purchase Nebraska Senior Housing Portfolio located in Omaha, Nebraska and Bennington, Nebraska, for an aggregate purchase price of $66,000,000.

On April 20, 2015, we entered into an amendment to the Purchase Agreement, or the First Amendment, with Seller. The material terms of the First Amendment extended the due diligence period so that it would end at 5:00 p.m. Pacific Time on April 30, 2015, subject to the terms and conditions of the Purchase Agreement.

On April 30, 2015, we entered into a second amendment to the Purchase Agreement, or the Second Amendment, with Seller. The material terms of the Second Amendment provide for: (i) an extension of the due diligence period so that it ends at 5:00 p.m. Pacific Time on May 5, 2015; (ii) an amendment to the closing date so that it shall occur at 10:00 a.m. Pacific Time on the 15th day following the later of the expiration of the due diligence period or the date on which all closing conditions are satisfied or waived in writing; provided, however, if the 15th day is not the last day of a calendar month, the closing date shall occur on the last business day of the month; (iii) an additional condition to the closing that requires the completion of the audit being performed pursuant to the Purchase Agreement; and (iv) changes to the incentive management fee and operating expenses provisions of the Form of Management Agreement required to be executed pursuant to the Purchase Agreement. The material terms of the Second Amendment are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Second Amendment to Asset Purchase Agreement by and between GAHC3 Nebraska Senior Housing Portfolio, LLC, and Dial - Ridgewood Senior Living, L.L.C. and Silvercrest Fountain View Independent Living L.P., dated April 30, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT III, Inc.

May 6, 2015	By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1
Second Amendment to Asset Purchase Agreement by and between GAHC3 Nebraska Senior Housing Portfolio, LLC, and Dial - Ridgewood Senior Living, L.L.C. and Silvercrest Fountain View Independent Living L.P., dated April 30, 2015